UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2007

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on October 10, 2007, the Board of Directors of the Registrant approved an amendment to Section 7.1 of the Registrant’s Amended and Restated Bylaws to permit the issuance of shares of the Registrant’s stock in non-certificated form. The amendment is effective as of October 10, 2007.

The text of Section 7.1 of the Registrant’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2*	Amendment to Section 7.1 of the Registrant’s Amended and Restated Bylaws adopted at a meeting of the Board of Directors held on October 10, 2007

*                                                                                         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: October 12, 2007	/s/ Eric A. Blanchard
Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

UNITED STATIONERS INC.
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED OCTOBER 10, 2007

Exhibit No.	Description	Method of Filing

3.2*	Amendment to Section 7.1 of the Registrant’s Amended and Restated Bylaws adopted at a meeting of the Board of Directors held on October 10, 2007	Filed herewith